UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017 (November 2, 2017)

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an “emerging growth company” (as defined in Section 2(a)(19) of the Securities Act).    Yes  ☐    No  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.    Yes  ☐    No  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

6.625% Senior Notes Offering

On November 6, 2017, Navistar International Corporation (the “Company”) completed its previously announced private placement of $1,100,000,000 aggregate principal amount of 6.625% senior notes due 2025 (the “2025 Notes”) pursuant to a Purchase Agreement, dated November 2, 2017 (the “Purchase Agreement”), among the Company, Navistar, Inc. (the “Guarantor”) and J.P. Morgan Securities LLC, as representative of the several initial purchasers named therein (the “Initial Purchasers”). The 2025 Notes are governed by the terms of an indenture, dated as of November 6, 2017 (the “Indenture”), by and among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

Interest is payable on the 2025 Notes on May 1 and November 1 of each year beginning on May 1, 2018 until the maturity date of November 1, 2025. The 2025 Notes are guaranteed (the “Guarantee”) on a senior unsecured basis by the Guarantor. Navistar intends to use the proceeds of the offering, together with the borrowings under its new senior secured term loan, to (i) retire all $1,450 million aggregate principal amount of its existing 8.25% Senior Notes due 2021 (the “2021 Notes”) and to pay accrued and unpaid interest thereon, (ii) repay all of its outstanding obligations under its existing senior secured term loan facility, including accrued and unpaid interest, if any, (iii) fund cash to balance sheet to retire at maturity or repurchase a portion of its 4.50% Senior Subordinated Convertible Notes due 2018 and (iv) pay the associated prepayment premiums, transaction fees and expenses incurred in connection therewith.

The terms of the Indenture, among other things, limit, in certain circumstances, the ability of the Company and its restricted subsidiaries (as defined in the Indenture) to: incur, assume or guarantee additional indebtedness; issue redeemable stock and preferred stock; pay dividends or distributions or redeem or repurchase capital stock; prepay, redeem or repurchase certain debt; make loans and investments; incur liens; restrict dividends, loans or asset transfers from its subsidiaries; sell or otherwise dispose of assets, including capital stock of subsidiaries; consolidate or merge with or into, or sell substantially all of its assets to, another person; and enter into transactions with affiliates.

The Indenture provides for customary events of default including (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of other agreements in the Indenture; the Guarantee ceasing to be in full force and effect; a default by the Company or a restricted subsidiary (as defined in the Indenture) under any bonds, debentures, notes or other evidences of indebtedness of a certain amount, resulting in its acceleration; the rendering of judgments to pay certain amounts of money against the Company and its significant subsidiaries; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 30% in principal amount of the then outstanding 2025 Notes may declare all the 2025 Notes to be due and payable immediately.

At any time prior to November 1, 2020, the Company may redeem some or all of the 2025 Notes at a redemption price equal to 100% of the principal amount thereof plus a make-whole premium and accrued and unpaid interest up to, but excluding, the redemption date. The Company may also redeem some or all of the 2025 Notes on and after November 1, 2020, at a redemption price of 103.313% of the principal amount thereof if redeemed during the twelve-month period beginning on November 1, 2020, 101.656% of the principal amount thereof if redeemed during the twelve-month period beginning on November 1, 2021, and 100% of the principal amount thereof if redeemed on or after November 1, 2022, plus any accrued and unpaid interest up to, but excluding, the redemption date. Additionally, prior to November 1, 2020, the Company may redeem up to 40% of the 2025 Notes from the proceeds of certain equity offerings at a redemption price of 106.625% of the principal amount thereof plus accrued and unpaid interest up to, but excluding, the redemption date. If the Company experiences certain changes of control specified in the Indenture, it must offer to purchase the 2025 Notes at a redemption price equal to 101% of the principal amount thereof plus accrued and unpaid interest, up to, but excluding, the redemption date.

The foregoing description of the Purchase Agreement and the Indenture does not purport to be complete and is qualified in its entirety by reference to the Indenture, form of Note and Purchase Agreement filed hereto as Exhibits 4.1, 4.2 and 10.1, respectively, which are incorporated herein by reference.

Early Tender Offer Results and Entry into Supplemental Indenture

On November 6, 2017, the Company accepted for purchase $1,051 million aggregate principal amount of its existing 8.25% Senior Notes due 2021 (the “2021 Notes”), or 72.50% of the total outstanding 2021 Notes, which were validly tendered prior to 5:00 p.m., New York City time, on November 2, 2017, pursuant to the Company’s previously announced Offer to Purchase the 2021 Notes (the “Tender Offer”). Holders of the 2021 Notes accepted for purchase received the “Total Consideration” of $1,003.80 per $1,000 principal amount of the 2021 Notes, plus accrued and unpaid interest to, but not including, the early settlement date for the Tender Offer, which was November 6, 2017.

In conjunction with the Tender Offer, the Company also solicited consents (the “Consent Solicitation”) from registered holders of the 2021 Notes to amend certain terms of the indenture governing the 2021 Notes (the “2021 Indenture”). Holders of 2021 Notes who validly tendered their 2021 Notes are deemed to have consented to the proposed amendment to the 2021 Indenture. As a result of receiving the requisite consents in the Consent Solicitation to adopt the amendments to the 2021 Indenture, the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, entered into a second supplemental indenture to the 2021 Indenture (the “Supplemental Indenture”). The Supplemental Indenture, among other things, eliminated substantially all of the restrictive covenants and certain events of default from the 2021 Indenture and reduced the minimum redemption notice period required under the 2021 Indenture from 30 days to 5 days.

The foregoing description of the Supplemental Indenture does not purport to be complete, and is qualified in its entirety by reference to the full text of the First Supplemental Indenture, a copy of which is filed as Exhibit 4.3 to this current Report on Form 8-K and is incorporated herein by reference.

Term Loan Credit Agreement

On November 6, 2017, Navistar International Corporation and Navistar, Inc. signed a definitive credit agreement relating to a seven-year senior secured term loan credit facility in an aggregate principal amount of $1,600,000,000 (the “Term Loan Credit Agreement”) with the Lenders (as defined in the Term Loan Credit Agreement) and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”). The facility is guaranteed by Navistar International Corporation and twelve of its subsidiaries, namely, IC Bus, LLC, IC Bus of Oklahoma, LLC, Navistar Diesel of Alabama, LLC, Navistar Big Bore Diesels, LLC, Workhorse International Holding Company, Navistar Aftermarket Products, Inc., Continental Mfg. Company, Inc., International Truck Intellectual Property Company, LLC, International Engine Intellectual Property Company, LLC, Navistar Component Holdings, LLC, Navistar Defense, LLC and UpTime Parts, LLC (collectively with Navistar, Inc., the “Companies”). On November 6, 2017, Navistar, Inc. borrowed an aggregate principal amount of $1,600,000,000 under the term loan credit facility, a portion of the proceeds of which were used to repay all outstanding loans under Navistar, Inc.’s existing senior secured term loan credit facility entered into on August 17, 2012, to repurchase a portion of Navistar International Corporation’s outstanding 8.25% Senior Notes due 2021and to pay certain fees and expenses incurred in connection with the new term loan credit facility. The remainder of the proceeds of the term loan credit facility will be used for ongoing working capital purposes and general corporate purposes. The Term Loan Credit Agreement requires quarterly amortization payments of $4,000,000, with the balance due at maturity.

This new term loan credit facility is secured by a first priority security interest in certain assets of the Companies as more fully described in the Term Loan Credit Agreement. The Term Loan Credit Agreement contains customary provisions for financings of this type, including, without limitation, representations and warranties, affirmative and negative covenants and events of default. Generally, if an event of default occurs and is not cured within any specified grace period, the Administrative Agent, at the request of (or with the consent of) the Lenders holding not less than a majority in principal amount of the outstanding term loans, may declare the term loans to be due and payable immediately. Borrowings by Navistar, Inc. under this facility will accrue interest at a rate equal to a base rate (with an ABR floor of 1.00%) or a Eurodollar rate (with a LIBOR floor of 0.00%) plus a spread. The spread is 250 basis points for base rate borrowings and 350 basis points for Eurodollar rate borrowings.

The foregoing description of the Term Loan Credit Agreement is qualified in its entirety by reference to the Term Loan Credit Agreement, which is filed as Exhibit 10.1 and incorporated by reference herein.

Tax Exempt Bond Amendments

On November 6, 2017 the Company entered into (i) the First Amendment to Loan Agreement with The County of Cook, Illinois and (ii) the First Amendment to Loan Agreement with the Illinois Finance Authority (collectively, the “Tax Exempt Bond Amendments”) to adjust various covenants included in the loan agreements relating to the tax exempt bonds, including to permit the Company to incur secured debt up to $1.7 billion, in exchange for a coupon increase from 6.50% to 6.75% and the grant of a junior priority lien on certain collateral securing the Company’s existing senior secured term loan and the New Term Loan Facility.

The foregoing description of the Tax Exempt Bond Amendments does not purport to be complete, and is qualified in its entirety by reference to the full text of the Tax Exempt Bond Amendments, copies of which are filed as Exhibits 10.3 and 10.4 to this current Report on Form 8-K and is incorporated herein by reference.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On November 6, 2017, the Company terminated the credit agreement governing its existing senior secured term loan credit facility and repaid all outstanding borrowings thereunder.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

ITEM 8.01	OTHER EVENTS

On November 6, 2017, the Company provided notice (the “Notice”) of redemption (the “Redemption”) to the holders of its 2021 Notes. Pursuant to the Notice, the Company has elected to redeem all of its the outstanding 2021 Notes not purchased in the Tender Offer on November 10, 2017 (the “Redemption Date”). The redemption price of the Notes, as set forth in the 2021 Indenture, is equal to 100.000% of the principal amount of such 2021 Notes redeemed, plus accrued and unpaid interest thereon to the Redemption Date. The Company has instructed the Trustee to send the Notice in the name of the Company to all currently registered holders of the 2021 Notes.

This Current Report on Form 8-K does not constitute a notice of redemption under the Indenture, nor an offer to tender for, or purchase, any Notes or any other security.

On November 6, 2017, the Company issued a press release announcing the closing of the 2025 Notes offering and the early tender results of the Tender Offer and entry into the First Supplemental Indenture. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On November 6, 2017, the Company also issued a press release announcing the closing of the Term Loan Credit Agreement. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following documents are filed herewith:

Exhibit No.	Description

4.1	Indenture, dated as of November 6, 2017, among Navistar International Corporation, Navistar, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	Form of 6.625% Senior Note due 2025 (included in Exhibit 4.1)

4.3	First Supplemental Indenture, dated as of November 6, 2017, between Navistar International Corporation and The Bank of New York Mellon Trust Company, N.A.

10.1	Purchase Agreement, dated as of November 2, 2017, among Navistar International Corporation, Navistar, Inc. and J.P. Morgan Securities LLC, as representative of the initial purchasers listed on Schedule 1 thereto

10.2	Senior Secured Term Loan Facility Credit Agreement, dated as of November 6, 2017, among Navistar International Corporation, Navistar Inc. and J.P. Morgan Chase Bank, N.A.

10.3	First Amendment to Loan Agreement, dated November 6, 2017, between Navistar International Corporation and The County of Cook, Illinois

10.4	First Amendment to Loan Agreement, dated November 6, 2017, between Navistar International Corporation and the Illinois Finance Authority

99.1	Press release, dated November 6, 2017, “Navistar Announces Closing of $1,100,000,000 Senior Notes Offering and Results to Date of Tender Offer and Consent Solicitation”

99.2	Press release, dated November 6, 2017, “Navistar Announces Completion of Refinancing of its Senior Secured Term Loan”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ WALTER G. BORST
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: November 8, 2017